Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED TERM LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED TERM LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into and effective as of November 5, 2014 by and among Boot Barn, Inc., a Delaware corporation (“Borrower”), the other Loan Parties party hereto, Golub Capital LLC, as Agent, and the Lenders party hereto.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement described below.

W I T N E S S E T H:

WHEREAS, Borrower, the other Loan Parties from time to time party thereto, Agent and the Lenders from time to time party thereto, have entered into that certain Amended and Restated Loan and Security Agreement dated as of April 15, 2014 (as amended, restated, supplemented or otherwise modified prior to the effectiveness of this Amendment, the “Existing Loan Agreement”; the Existing Loan Agreement, as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Boot Barn Holdings, Inc., a Delaware corporation (“Parent Holdco”), the parent entity of the Borrower and indirect parent of each of the other Loan Parties effectuated an initial public offering (the “Boot Barn IPO”) of shares of its common stock, par value $0.0001 per share underwritten on a firm commitment basis by a group of underwriters (collectively, the “Underwriters”) pursuant to a registration statement on Form S-1, registration statement number 333-199008, together with (a) any amendments thereto, (b) the prospectuses included therein and (c) the underwriting agreement relating to the Boot Barn IPO entered into by Parent Holdco with the Underwriters and the selling stockholders identified therein, each in substantially the form filed with the SEC;

WHEREAS, the Loan Parties have requested that the Lenders amend the Existing Loan Agreement in certain respects as more fully set forth herein; and

WHEREAS, the Agent and the Lenders are willing to accommodate such requests subject to the terms, conditions and other provisions hereof.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1.                                      Defined Terms.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement.

2.                                      Amendments to Existing Loan Agreement.  Effective as of the First Amendment Effective Date (as defined herein), in reliance upon the representations and warranties of the Loan Parties set forth in this Amendment, the Existing Loan Agreement is hereby amended as follows:

(a)                                 The definition of “Base LIBOR Rate” set forth in the definition of “LIBOR Rate” contained in Section 1.2 of the Existing Loan Agreement is hereby amended by replacing the reference to “one and one quarter percent (1.25%) per annum” in clause (a) thereof with “one percent (1.00%) per annum”.

(b)                                 The definition of “Base Rate” contained in Section 1.2 of the Existing Loan Agreement is hereby amended by replacing the reference to “one and one quarter percent (1.25%) per annum” in clause (ii)(y) thereof with “one percent (1.00%) per annum”.

(c)                                  Clause (b) of the definition of “EBITDA” contained in Section 1.2 of the Existing Loan Agreement is hereby amended by (i) restating clause (xvi) thereof in its entirety to read “[reserved]”, (ii) inserting a “plus” at the end of subclause (xviii) thereof and (iii) inserting the following language as new subclauses (xix) and (xx):

“(xix) non-recurring transaction costs, fees and expenses incurred in connection with the negotiation, execution and delivery of the First Amendment and the corresponding amendment under the PNC Credit Agreement, in each case incurred prior to the First Amendment Effective Date or within 90 days after the First Amendment Effective Date, plus (xx) nonrecurring transaction costs, fees and expenses incurred in connection with the Boot Barn IPO,”

(d)                                 Section 1.2 of the Existing Loan Agreement shall be amended by substituting the definitions set forth below in lieu of the current version of such definitions contained in Section 1.2 of the Existing Loan Agreement:

“Change of Control” shall mean (a) the occurrence of any event (whether in one or more transactions) which results in a transfer of control of Borrower to a Person who is not Parent Holdco or a Person, directly or indirectly, controlled by Freeman Spogli, (b) any merger or consolidation of or with Borrower or sale of all or substantially all of the property or assets of Borrower or sale or transfer of all of the Equity Interests of Borrower to a Person who is not Parent Holdco or a Person, directly or indirectly, controlled by Freeman Spogli, (c) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Freeman Spogli, is or becomes the beneficial or record owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of issued and outstanding voting Equity Interests having ordinary voting power for the election of the board of directors of Parent Holdco (measured by voting power rather than number of shares) representing more than the greater of (x) thirty-five percent (35%) of such Equity Interests of Parent Holdco or (y) the percentage of such Equity Interests of Parent Holdco then issued and outstanding that is beneficially and of record owned (as such defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, by Freeman Spogli, (d) during any period of 12 consecutive months, in one or more transactions, Continuing Directors shall cease to constitute a majority of the members of the Board of Directors of Parent Holdco, or (e) except in connection with a merger or consolidation permitted under Section 7.1, Borrower fails to own at any time one hundred percent (100%) of the Equity Interests of any of its Subsidiaries.  For purposes of this definition, “control of Borrower” shall mean the power, direct or indirect (x) to vote 50% or more of the Equity Interests having ordinary voting power for the election of directors (or the individuals performing similar functions) of Borrower or (y) to direct or cause the direction of the management and policies of Borrower by contract or otherwise.

“Permitted Equity Issuances” means any sale or issuance of any Equity Interests (other than Disqualified Equity Interests) that does not result in a Change of Control.

(e)                                  Section 1.2 of the Existing Loan Agreement shall be further amended by adding thereto the following defined terms and their respective definitions in the correct alphabetical order:

“Boot Barn IPO” shall have the meaning set forth in the First Amendment.

“Continuing Directors” means the directors of Parent Holdco on the Closing Date and each other director of Parent Holdco if such director’s appointment or nomination for election to the board of directors of Parent Holdco is recommended or approved by a majority of the then Continuing Directors.

“First Amendment” shall mean the First Amendment to Amended and Restated Loan and Security Agreement dated as of the First Amendment Effective Date among Borrower, the other Loan Parties, Agent and the Lenders party thereto.

“First Amendment Effective Date” shall mean November 5, 2014.

(f)                                   Each reference in the Existing Loan Agreement to “Topco” shall instead mean and be a reference to “Parent Holdco”.

(g)                                  Sections 2.21(c)(i) and 2.21(c)(ii) of the Existing Loan Agreement shall be amended and restated in their entirety to read as follows, respectively:

“(i) [reserved];”

“(ii) [reserved];”

(h)                                 Section 5.28 of the Existing Loan Agreement shall be amended and restated in its entirety to read as follows:

“5.28                  Ventures, Subsidiaries and Affiliates; Outstanding Stock.  Except as set forth in Schedule 5.28, no Loan Party has any Subsidiaries, is engaged in any joint venture or partnership with any other Person, or is an Affiliate of any other Person.  Other than with respect to the issued and outstanding Equity Interests of Parent Holdco, all of the issued and outstanding Equity Interests of each Loan Party and each of its Subsidiaries is owned by each of the stockholders, partners or members, as applicable and in the amounts set forth on Schedule 5.28.  Other than with respect to the issued and outstanding Equity Interests of Parent Holdco, except as set forth on Schedule 5.28, there are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which any Loan Party (other than Parent Holdco) or any of its Subsidiaries may be required to issue, sell, repurchase or redeem any of its Equity Interests or other equity securities or any Equity Interests or other equity securities of such Person’s Subsidiaries.”

(i)                                     Section 6.9 of the Existing Loan Agreement shall be amended and restated in its entirety to read as follows:

“6.9                         [Reserved].”

(j)                                    Sections 7.10(e) and 7.10(f) of the Existing Loan Agreement shall be amended and restated in their entirety to read as follows, respectively:

“(e) [reserved];”

“(f) [reserved];”

(k)                                 Section 7.11 of the Existing Loan Agreement shall be amended and restated in its entirety to read as follows:

“7.11                  [Reserved].”

(l)                                     Section 7.22(a) of the Existing Loan Agreement shall be amended and restated in its entirety to read as follows:

“(a)                           [Reserved].”

(m)                             Section 7.24 of the Existing Loan Agreement shall be amended and restated in its entirety to read as follows:

“7.24                  Capital Structure and Business.  Except as permitted in Section 7.1 and except with respect to Parent Holdco, make any change in its capital structure as described on Schedule 5.28, including the issuance of any shares of Equity Interests, warrants or other securities convertible into Equity Interests or any revision of the terms of its outstanding Equity Interests to the extent any such change could be adverse to the interests of Lenders in any material respect; provided, in no event shall any Loan Party, nor shall any Loan Party permit any of its Subsidiaries to, become, create, form or acquire a Domestic Holding Company of the type described in clause (ii) of the definition of “Domestic Holding Company” set forth in this Agreement.  Parent Holdco shall not engage in any business activities other than (i) ownership of the Equity Interests of Borrower, (ii) activities incidental to the maintenance of its corporate existence and (iii) performance of its obligations under the Related Transaction Documents to which it is a party.”

(n)                                 Section 9.7 of the Existing Loan Agreement shall be amended and restated in its entirety to read as follows:

“9.7                         Annual Financial Statements.  Furnish Agent and Lenders, as soon as available after the end of each fiscal year of Parent Holdco, but not later than the date (such date, the “Annual Reporting Deadline”) that is the earlier of (a) two Business Days after the filing by Parent Holdco with the SEC of an annual report on Form 10-K for such fiscal year, and (b) the deadline for Parent Holdco’s filing with the SEC of such annual report on Form 10-K for such fiscal year (without giving effect to any extensions that may be permitted pursuant to Rule 12b-25 under the Exchange Act, financial statements of Parent Holdco and its Subsidiaries on a consolidated basis including, but not limited to, a balance sheet and statement of income and retained earnings and cash flows, setting forth in comparative form in each case to the figures for the previous fiscal year, which financial statements shall be prepared in accordance with GAAP consistently applied, certified without qualification (except for a qualification that results solely from the Obligations being classified as short term Indebtedness during the one year period prior to the maturity date of such indebtedness) by Deloitte & Touche or another independent certified public accounting firm of recognized national standing selected by Parent Holdco (the “Accountants”).  Such financial statements shall be accompanied by (i) a report from the Accountants to the effect that, in connection with their audit examination, nothing has come to their attention to cause them to believe that a Default or Event of Default has occurred (or specifying those Defaults and Events of Default that they became aware of), it being understood that such audit examination extended only to accounting matters and that no special investigation was made with respect to the existence of Defaults or Events of Default (the “Accountants’ Opinion”), (ii) the annual letters to such accountants in connection with their audit examination detailing contingent liabilities and material litigation matters and (iii) the certification of the President, Chief Financial Officer, Controller or equivalent officer of Borrower that (A) except as described in such certificate, the results reported in such financial statements do not include any income of Parent Holdco or Subsidiaries of Parent Holdco that are not Subsidiaries of Borrower and, if any such income is included, providing a calculation of EBITDA for Borrower and its Subsidiaries on a consolidated basis and (B) all such financial statements present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of Parent Holdco and its Subsidiaries on a consolidated basis, as at the end of such year and for the period then ended, and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to remedy such Default or Event of Default; provided, it is expressly acknowledged and agreed, that, for any fiscal year of Parent Holdco, the proper filing with the SEC by the Annual Reporting Deadline of an annual report on Form 10-K of Parent Holdco for such fiscal year, containing the required financial statements and an Accountants’ Opinion thereon and all of the other financial and other information required to be included therein, and otherwise in compliance with applicable rules of the SEC, shall be deemed to constitute the Loan Parties’ compliance with the foregoing requirements of this Section 9.7;.  The report of the Accountants shall be accompanied by a copy of any management letter of the Accountants issued in connection with such financial statements addressed to Parent Holdco.  In addition, the reports shall be accompanied by a Compliance Certificate.”

(o)                                 Section 9.8 of the Existing Loan Agreement shall be amended and restated in its entirety to read as follows:

“9.8                         Quarterly Financial Statements.  Furnish Agent and Lenders, as soon as available after the end of each fiscal quarter of Parent Holdco other than the last fiscal quarter of any fiscal year, but not later than the date (such date, the “Quarterly Reporting Deadline) that is the earlier of (a) two Business Days after the filing by the Company with the SEC of a quarterly report on Form 10-Q for such fiscal quarter, and (b) the deadline for the Company’s filing with the SEC of such quarterly report on Form 10-Q for such fiscal quarter (without giving effect to any extensions that may be permitted pursuant to Rule 12b-25 under the Exchange Act), an unaudited consolidated balance sheet of Parent Holdco and its Subsidiaries and unaudited statements of income and stockholders’ equity and cash flow of Parent Holdco and its Subsidiaries reflecting results of operations from the beginning of the fiscal year to the end of such quarter and for such quarter, complete and correct in all material respects, subject to normal year-end adjustments that individually and in the aggregate are not material to Borrower’s and/or its Subsidiaries’ business; provided, it is expressly acknowledged and agreed, that, for any fiscal quarter of Parent Holdco, the proper filing with the SEC by the Quarterly Reporting Deadline of a quarterly report on Form 10-Q of Parent Holdco, containing the required financial statements reviewed by the Accountants in accordance with SAS 100 and all of the other financial and other information required to be included therein, and otherwise in compliance with applicable rules of the SEC, shall be deemed to constitute the Loan Parties’ compliance with the foregoing requirements of this Section 9.8. The reports shall be accompanied by a Compliance Certificate.”

(p)                                 Section 9.9 of the Existing Loan Agreement shall be amended and restated in its entirety to read as follows:

“9.9                         [Reserved].”

(q)                                 Section 9.11 of the Existing Loan Agreement shall be amended and restated in its entirety to read as follows:

“9.11                  Projected Operating Budget.  Furnish Agent, no later than thirty (30) days after the beginning of each of Parent Holdco’s fiscal years commencing with the fiscal year beginning on April 1, 2014, a quarter-by-quarter projected operating budget and cash flow of Parent Holdco on a consolidated basis for such fiscal year (including an income statement and balance sheet for each fiscal quarter), prepared based on reasonable assumptions as of the date thereof, which will include a statement of all of the material assumptions on which such plan is based, with a quarterly budget for the following year and will integrate sales, gross profits, operating expenses, operating profit, cash flow projections and liquidity projections all prepared on the same basis and in similar detail as that on which operating results are reported (and in the case of cash flow projections, representing management’s good faith estimates of future financial performance based on historical performance), and including plans for Capital Expenditures and facilities.”

(r)                                    Section 9.12 of the Existing Loan Agreement shall be amended and restated in its entirety to read as follows:

“9.12                  Variances from Operating Budget and Prior Financial Statement Comparisons.  Furnish Agent, concurrently with the delivery of the annual and quarterly financial statements referred to in Sections 9.7 and 9.8, respectively, an analysis of all material variances from budgets submitted by the Loan Parties pursuant to Section 9.11 and from Parent Holdco’s consolidated financial statements for the prior fiscal year (or for the corresponding quarterly period of such prior fiscal year).”

(s)                                   Section 10.23 of the Existing Loan Agreement shall be amended and restated in its entirety to read as follows:

“10.23 [Reserved].”

(t)                                    Section 15.9(g) of the Existing Loan Agreement shall be amended and restated in its entirety to read as follows:

“(g)  [Reserved].”

(u)                                 All references to “Equity Cure” and “Permitted Freeman Spogli Investment” in the Existing Loan Agreement and the Other Documents are hereby deleted in their entirety.

(v)                                 Schedule 5.28 of the Existing Loan Agreement shall be amended and restated in its entirety in the form of Schedule 5.28 attached as Annex A hereto.

(w)                               Notwithstanding anything set forth in the Existing Loan Agreement to the contrary, no later than thirty (30) days after the First Amendment Effective Date, the Loan Parties shall prepay the Term Loans, solely with the proceeds of the Boot Barn IPO, in an aggregate amount not to exceed (in principal amount plus any prepayment premium related thereto) $82,460,000, which prepayment shall be applied in accordance with Section 2.21(d) of the Loan Agreement as if such prepayment were a mandatory prepayment required to be made pursuant Section 2.21 of the Loan Agreement.

3.                                      Conditions Precedent.  The effectiveness of this Amendment is subject to the following conditions precedent:

(a)                                 the execution and delivery of this Amendment by the Loan Parties, Agent and Lenders;

(b)                                 receipt by Agent of an executed copy of a corresponding amendment to the PNC Credit Agreement, in form and substance reasonably acceptable to Agent, executed by the Loan Parties, Revolver Agent and the requisite Revolving Lenders;

(c)                                  the truth and accuracy of the representations and warranties contained in Section 4 hereof; and

(d)                                 no Default or Event of Default shall have occurred and be continuing or would result immediately after giving effect to this Amendment on the First Amendment Effective Date.

The “First Amendment Effective Date” shall mean the first date on which all of the conditions set forth in this Section 3 have been satisfied.

4.                                      Representations and Warranties.  Each Loan Party hereby represents and warrants to Agent and each Lender as follows:

(a)                                 after giving effect to the transactions contemplated herein, each of the representations and warranties of the Loan Parties contained in the Other Documents are true and correct as of the date hereof in all material respects (or true and correct in all respects if such representation or warranty already contains any materiality qualifier), except to the extent that any such representation or warranty expressly relates to an earlier date;

(b)                                 Each Loan Party party hereto has full power, authority and legal right to enter into this Amendment and to perform all its respective obligations hereunder. This Amendment has been duly executed and delivered by such Loan Party, and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally. The execution, delivery and performance of this Amendment on the First Amendment Effective Date (a) are within such Loan Party’s corporate or limited liability company powers, as applicable, have been duly authorized by all necessary corporate or limited liability company action, as applicable, do not violate the terms of such Loan Party’s by-laws, operating agreement articles or certificate of incorporation or formation or other documents relating to such Loan Party’s formation, (b) will not violate any material law or regulation, or any judgment, order or decree of any Governmental Body in any material respect, (c) will not require any Consent of any Governmental Body or any other Person the lack of which would have a Material Adverse Effect, all of which will have been duly obtained, made or compiled prior to the date hereof and which are in full force and effect and (d) will not result in any breach of, or constitute a default under, which breach or default could reasonably be expected to have a Material Adverse Effect, or result in the creation of any Lien (except Permitted Encumbrances) upon any asset of such Loan Party pursuant to, the provisions of any agreement or instrument to which such Loan Party is a party or by which it or its property is bound; and

(c)                                  no Default or Event of Default exists or would result immediately after giving effect to this Amendment.

5.                                      No Waiver.  Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the Other Documents (except as specifically provided for herein) or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, Agent and Lenders reserve all rights, privileges and remedies under the Other Documents.  Except as amended or modified hereby, the Loan Agreement and Other Documents remain unmodified and in full force and effect.  All references in the Other Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended or modified hereby.

6.                                      Severability.  If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

7.                                      Headings.  Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

8.                                      GOVERNING LAW; WAIVER OF SERVICE OF PROCESS; SUBMISSION TO JURISDICTION.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against any Loan Party with respect to any of the Obligations, this Amendment, the Other Documents or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Amendment, each Loan Party accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Amendment. Each Loan Party hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to such Loan Party at its address set forth in Section 15.6 of the Loan Agreement and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against any Loan Party in the courts of any other jurisdiction. Each Loan Party waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each Loan Party waives the right to remove any judicial proceeding brought against such Loan Party in any state court to any federal court. Any judicial proceeding by any Loan Party against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Amendment or any related agreement, shall be brought only in a federal or state court located in the Borough of Manhattan, County of New York, State of New York.

9.                                      JURY WAIVER.  EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AMENDMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

10.                               Counterparts.  This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other similar form of electronic transmission shall be deemed to be an original signature hereto.

11.                               Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Other Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Other Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Other Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.  Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Other Documents remains in full force and effect and is hereby ratified and reaffirmed.  The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders (except as expressly provided for herein), constitute a waiver of any provision of any of the Other Documents (except as expressly provided for herein) or serve to effect a novation of the Obligations.

[The remainder of the page intentionally is left blank; signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

LOAN PARTIES:

BOOT BARN, INC., a Delaware corporation

By:	/s/ Paul J. Iacono
Name: Paul J. Iacono
Title: Chief Financial Officer

BOOT BARN HOLDINGS, INC.
a Delaware corporation

By:	/s/ Paul J. Iacono
Name: Paul J. Iacono
Title: Chief Financial Officer

RCC WESTERN STORES, INC.,
a South Dakota corporation

By:	/s/ Paul J. Iacono
Name: Paul J. Iacono
Title: Chief Financial Officer

BASKINS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company

By:	Boot Barn, Inc.
Its:	Member

By:	/s/ Paul J. Iacono
Name: Paul J. Iacono
Title: Chief Financial Officer

First Amendment to Amended and Restated Loan and Security Agreement

AGENT AND LENDERS:

GOLUB CAPITAL LLC, as Agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

First Amendment to Amended and Restated Loan and Security Agreement

Golub Capital BDC 2010-1 LLC, as a Lender
By: GC Advisors LLC, its Collateral Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GC Advisors LLC as Agent for BCBSM, Inc., as a Lender

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GC Advisors LLC as Agent for HMO Minnesota, as a Lender

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital PEARLS Direct Lending Program, L.P., as a Lender
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

PEARLS IX, LLC, as a Lender
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

First Amendment to Amended and Restated Loan and Security Agreement

PEARLS VIII, LLC, as a Lender
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

PEARLS X, L.P., as a Lender
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GC Advisors LLC as Agent for RGA Operating Company, as a Lender

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital BDC Holdings LLC, as a Lender
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital BDC Funding LLC, as a Lender
By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

First Amendment to Amended and Restated Loan and Security Agreement

Golub Capital Partners CLO 24(M), Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Finance Funding LLC, as a Lender
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 21(M), Ltd., as a Lender
By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 17, Ltd., as a Lender
By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 15, Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

First Amendment to Amended and Restated Loan and Security Agreement

Golub Capital Partners CLO 16, Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 18(M), Ltd., as a Lender
By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital BDC CLO 2014 LLC, as a Lender
By: GC Advisors LLC, its Collateral Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GOLUB INTERNATIONAL LOAN LTD. I, as a Lender
By: GOLUB CAPITAL INTERNATIONAL MANAGEMENT LLC, as Collateral Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

First Amendment to Amended and Restated Loan and Security Agreement

Annex A

Schedule 5.28 - Ventures, Subsidiaries and Affiliates; Outstanding Stock

Boot Barn, Inc.

Common Stock

Name of Stockholder	Shares Outstanding	Shares Authorized
Boot Barn Holdings, Inc.	1,000	1,000

RCC Western Stores, Inc.

Common Stock

Name of Stockholder	Shares Outstanding	Shares Authorized
Boot Barn, Inc.	2,000 Voting	5,000 Voting 5,000 Non-Voting

Baskins Acquisition Holdings, LLC: Boot Barn, Inc. is the sole member

Joint Ventures

None.

Partnerships

None.

Purchase rights, options, warrants.

None.